                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00620

                  AMF Large Cap Equity Institutional Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         3435 Stelzer Road, Columbus, OH                          43219
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

        BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 527-3713

Date of fiscal year end: 12/31/05

Date of reporting period: 12/31/05

ITEM 1.  REPORTS TO STOCKHOLDERS.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

Whenever experts gather to debate and analyze the economic prowess of the United States, their conclusions invariably include three obvious findings. One is that the United States has been blessed with an abundance of wealth generating assets such as productive land, skilled labor, financial capital, management expertise and technological acumen. The second is confirmation that these resources have been well nurtured. The third finding underscores that the entrepreneurial spirit, creativity and inventiveness exhibited by America's legions of hard-driving capitalists are without peer. Staying ahead of the economic curve has also been key to the nation's spellbinding wealth-creation track record.

The economist, John Maynard Keynes, emphasized that "the laws of arithmetic can be deferred but they cannot be cancelled." There is no question that the world's leading industrial nations are aging and running short on future workers and consumers. There is also no denying that the global center of economic gravity is shifting toward Asia and Africa and away from Europe and the United States. By 2025, if current trends continue, China's GDP could total 15% of world output, up from 4% in 2004. India's GDP could equal 5% of world GDP by 2025, up from 2% in 2004. At that time, Japan, the globe's second largest economy and Asia's largest, could generate 7% of world output, down from 2004's 12%. The twenty-five nation European Union's share of global GDP by 2025 could sink to 25% from 34% in 2004.

Both Japan and the European Union have hit the "demographic wall". Their citizens are aging rapidly and living longer while birth rates are well below replacement levels. It is imperative that the industrial world, home to about 20% of the world's population but consuming 80% of the globe's energy, grow its future customer base.

History records that economics is an antidote to conflict. Fortunately, the post 911 world has brought once not so friendly and friendly nations together to fight the horrors of terrorism. Moreover, it is blatantly obvious that national security, energy security and economic security are all interdependent. Combining joint ventures with foreign trading partners, direct fixed investment in developing countries and increased domestic capital expenditures to become more energy self-sufficient could translate into a "win-win" proposition for sustainable global prosperity. The United States whose share of global GDP should remain constant at about 27% between now and 2025, could be a major beneficiary of this wealth building development.

History documents that the longer an investor holds stocks similar to those in the S&P 500 Stock Index, the probability of enjoying a profit rises and the chances of suffering a loss are reduced. Ibbotson Associates, the renowned financial statistical firm, has calculated that between 1926 and 2004, inclusive, there were 75 five-year time periods and if an investor held stocks for five years there was an 87% probability of posting a gain and only a 13% probability of suffering a loss. The first six years of this new decade, however, have not been particularly friendly to large capitalization companies similar to those in the S&P 500 Index. From the end of 1999 through the end of 2005, the average annual return for the S&P 500 Index was -1.13%. The S&P 500 Index reached its all time high in the first quarter of 2000. All prior bear markets have been excellent buying opportunities for savvy investors. Time and patience, however, are key attributes of savvy long-term investors.

For the year ended December 31, 2005 the AMF Large Cap Equity Institutional Fund, Inc. (the "Fund") returned -2.70%. For the five- and 10-year periods ended December 31, 2005, the Fund's returns were -0.64% and 7.95%, respectively. The S&P 500 Index returns for the one- five- and 10-year period, ended December 31, 2005, were 4.91%, 0.54%, and 9.07%.

If a shareholder institution had invested $100,000 in the Fund at inception in 1953, and reinvested all capital gains and distributions back into the Fund, the investment would have grown to $25,280,454 by December 31, 2005.

During economic reversals and equity market downdrafts, attractive long-term buying opportunities can arise for investors that incorporate solid investment principles in their security investment process. The AMF Large Cap Equity Institutional Fund is positioned to capitalize on such opportunities.

Sincerely,

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President

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                                                                               1

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--------------------------------------------------------------------------------

                             ASSET MANAGEMENT FUND
                   LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
                              PERFORMANCE SUMMARY

                          AVERAGE ANNUAL TOTAL RETURN
                        PERIODS ENDING DECEMBER 31 2005*

                                   1 YEAR   5 YEARS   10 YEARS
                                   ------   -------   --------
ASSET MANAGEMENT FUND LARGE CAP
  EQUITY INSTITUTIONAL FUND,
  INC............................  -2.70     -0.64      7.95
Lipper Large Capitalization Core
  Funds Average(1)...............   4.87     -0.93      7.60
Dow Jones Industrial Average
  (DJIA)(2)......................   1.83      2.04      9.83
Standard & Poor's 500 Composite
  Stock Price Index (S&P
  500)(3)........................   4.91      0.54      9.07

 * Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Core Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

The investment performance information presented does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The following graph shows that an investment of $20,000 in the Fund on December 31, 1995 would have been worth $42,982 on December 31, 2005, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $47,666. A similar investment in the Lipper Large Capitalization Core Funds Average, over the same period, would have grown to $42,359.

                             ASSET MANAGEMENT FUND
                   LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

                            CUMULATIVE TOTAL RETURN
(LINE GRAPH)

                                                          FUND                         S&P                       LIPPER
                                                          ----                         ---                       ------
1995                                                      20000                        20000                       20000
1996                                                      24164                        24589                     24267.6
1997                                                      31086                      32789.7                     31292.2
1998                                                      40054                      42167.2                     38508.6
1999                                                      42660                      51036.3                     45874.7
2000                                                      44396                      46391.1                     43453.6
2001                                                      42664                      40881.6                     38022.3
2002                                                      35758                      31849.9                     29613.1
2003                                                      42008                      40980.4                       37157
2004                                                      44176                      45436.7                     40295.3
2005                                                      42982                        47666                     42359.1

THE FOREGOING INFORMATION IS A STATEMENT OF THE PAST PERFORMANCE OF THE FUND. PAST PERFORMANCE DOES NOT GUARANTEE AND DOES NOT PREDICT FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-527-3713.

(1) The Lipper Large Capitalization Core Funds Average represents the 30 largest funds in the Lipper Large Capitalization Core Funds category.
(2) The Dow Jones Industrial Average represents the average of 30 actively traded blue chip stocks on the New York Stock Exchange (NYSE).
(3) The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES
ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

The AMF Large Cap Equity Institutional Fund's net asset value per share on December 31, 2005 was $142.70 versus $154.20 on December 31, 2004. Shareholders received per share distributions from dividends of $0.1630, short-term capital gains of $0.2109 and long-term capital gains of $7.0301 during the year. The Fund's total return for the one-year period ending December 31, 2005 was -2.70%. Benchmark indices the S&P 500 Index returned 4.91% and the Lipper Large Capitalization Core Funds Average returned 4.87% for the one-year period ending December 31, 2005. Total return for the Fund assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

While the AMF Large Cap Equity Institutional Fund's return trailed the Lipper Large Capitalization Core Funds' average during the one-year period, it outperformed it's peer group for the 5- and 10-year periods ending December 31, 2005.

Large capitalization high quality stocks, which constitute the majority of the Fund's holdings, remained out of favor during 2005. Our portfolio is skewed towards the highest ranked stocks in the Standard & Poor's Quality Ranking system which measures companies based on long-term growth and stability of earnings and dividends. Over the long-term, history has shown that investing in the highest quality companies has provided better returns with less risk, as defined by standard deviation, than investing in the lowest quality companies. However, there will be individual years when the returns of this group are unfavorable relative to the market averages. This was the case in 2005.

The two sectors of the market with the best performance in 2005 included energy and utilities. The energy sector benefited from sharply higher oil and natural gas prices, which also aided the unregulated portion of the utility sector. We do not own any companies in these sectors other than Exxon-Mobil as these companies tend to have very cyclical earnings streams. Exxon-Mobil is one of the few companies in the energy sector which has a high quality ranking for its ability to deliver consistent earnings and dividends primarily due to its diversification and conservative management style.

Two stocks that had the largest positive contribution to the Fund's performance during the year were new additions to the portfolio. First was Merrill Lynch, which has posted better than expected earnings since we purchased it, primarily due to strength in its capital markets and investment banking business. Second was FedEx which we purchased after its stock declined due to concerns over rising fuel costs. As we expected, FedEx has been able to pass these costs along to its customers via fuel surcharges and its earnings have continued to grow strongly along with the increase in global commerce. PepsiCo rounded out our top three contributors with its steady earnings growth resulting from strength in its snack food business as well as non-carbonated beverages.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES CONTINUED
ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

The three stocks which detracted most from the Fund's performance were Gannett, Sysco and Anheuser-Busch. Gannett has been affected by a weak advertising environment resulting from an off year for political and Olympic related advertising as well as increased competition from electronic media. Sysco was primarily affected by rising costs associated with higher energy prices. Revenues were also impacted by weaker sales to restaurants which were themselves affected by weaker consumer trends resulting from higher fuel prices. Slowing demand hurt earnings at Anheuser-Busch due to increased competition in the beer industry as well as the rising popularity of wine and spirits. Management is addressing these issues and we feel that improvement should be forthcoming.

As a group, our portfolio companies produced attractive earnings growth of approximately 9% during 2005. In addition, these companies increased their dividend payouts by more than 20% during the year. However, this fundamental performance was not reflected in the share price performance. The result was compression of price-to-earnings (p/e) ratios. Typically, high quality companies trade at premium p/e ratios relative to market averages, however, many of these companies are now priced at parity or even a discount to the market average. Ultimately, we expect that the market will recognize this disparity. In addition, it is our expectation that the economic growth will decelerate along with the rise in Fed Funds rates and the cooling housing market. During such periods, high quality stocks tend to outperform. The favorable valuation of these companies makes that case even more compelling.

Changes to the portfolio holdings during 2005 were in keeping with our investment philosophy of purchasing large capitalization companies with attractive fundamentals at reasonable prices. In addition to Merrill Lynch and FedEx previously mentioned, we added American International Group, Cisco Systems and Dell to the portfolio. We eliminated four companies from the Fund whose stock prices reflected their full potential, in our opinion, or whose fundamentals changed so that continued ownership was not warranted. These companies included Cardinal Health, Cintas, General Dynamics and Wendy's International.

--------------------------------------------------------------------------------
 4

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--97.3%

 SHARES                                             VALUE
 ------                                             -----
            ADVERTISING-3.6%
   35,000   Omnicom Group, Inc. ...............  $ 2,979,550
                                                 -----------

            AUTOMOTIVE-3.1%
   50,000   Harley-Davidson, Inc. .............    2,574,500
                                                 -----------
            BEVERAGES-3.1%
   60,000   Anheuser Busch Companies, Inc. ....    2,577,600
                                                 -----------
            BEVERAGES NON-ALCOHOLIC-7.1%
   60,000   Coca-Cola Co. .....................    2,418,600
   60,000   PepsiCo, Inc. .....................    3,544,800
                                                 -----------
                                                   5,963,400
                                                 -----------

            BUILDING PRODUCTS-3.9%
   80,000   Home Depot, Inc. ..................    3,238,400
                                                 -----------
            COMPUTER HARDWARE-6.1%
  150,000   Cisco Systems, Inc.(a).............    2,568,000
   85,000   Dell, Inc.(a)......................    2,549,150
                                                 -----------
                                                   5,117,150
                                                 -----------

            COMPUTER SOFTWARE & SERVICES-9.6%
   60,000   Automatic Data Processing, Inc. ...    2,753,400
   55,000   First Data Corp. ..................    2,365,550
  110,000   Microsoft Corp. ...................    2,876,500
                                                 -----------
                                                   7,995,450
                                                 -----------

            CONSUMER NON-DURABLE-4.5%
   65,000   Procter & Gamble Co. ..............    3,762,200
                                                 -----------

            DISTRIBUTOR--CONSUMER PRODUCTS-3.0%
   80,000   Sysco Corp. .......................    2,484,000
                                                 -----------

            DIVERSIFIED MANUFACTURING-7.9%
  100,000   General Electric Co. ..............    3,505,000
   35,000   Illinois Tool Works, Inc. .........    3,079,650
                                                 -----------
                                                   6,584,650
                                                 -----------

 SHARES                                             VALUE
 ------                                             -----

            FINANCIAL SERVICES-9.2%
   47,000   American Express Co. ..............  $ 2,418,620
   45,000   Merrill Lynch & Co.(a).............    3,047,850
   40,000   State Street Corp. ................    2,217,600
                                                 -----------
                                                   7,684,070
                                                 -----------

            FOOD PROCESSING-2.8%
   35,000   Wm. Wrigley Jr., Co. ..............    2,327,150
                                                 -----------

            HEALTH CARE-4.3%
   60,000   Johnson & Johnson..................    3,606,000
                                                 -----------

            INSURANCE-8.3%
   50,000   American International Group,
              Inc. ............................    3,411,500
       40   Berkshire Hathaway, Inc.(a)........    3,544,800
                                                 -----------
                                                   6,956,300
                                                 -----------

            OIL & GAS-4.0%
   60,000   Exxon Mobil Corp. .................    3,370,200
                                                 -----------

            PHARMACEUTICALS-6.1%
   65,000   Abbott Laboratories................    2,562,950
  110,000   Pfizer, Inc. ......................    2,565,200
                                                 -----------
                                                   5,128,150
                                                 -----------

            PUBLISHING-2.9%
   40,000   Gannett Co., Inc. .................    2,422,800
                                                 -----------

            RETAIL-4.5%
   80,000   Wal-Mart Stores, Inc. .............    3,744,000
                                                 -----------

            TRANSPORTATION & SHIPPING-3.3%
   27,000   Fedex Corp. .......................    2,791,530
                                                 -----------
            Total Common Stocks
              (Cost $63,718,424)...............   81,307,100
                                                 -----------

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2005 (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                             VALUE
 ------                                             -----
CASH EQUIVALENTS--3.0%


             MONEY MARKET MUTUAL FUND-3.0%
2,521,415    Vanguard Admiral Money Market
               Fund....................................      2,521,415
                                                           -----------
             Total Cash Equivalents
               (Cost $2,521,415).......................      2,521,415
                                                           -----------
             Total Investments
               (Cost $66,239,839)(b)............  100.3%    83,828,515
             Other liabilities in excess of
               assets...........................   (0.3%)     (196,523)
                                                  -----    -----------
             Net Assets.........................  100.0%   $83,631,992
                                                  =====    ===========

(a)  Represents non-income producing security.

(b) Represents cost for financial reporting purposes, is the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation...............   $21,223,514
Unrealized depreciation...............    (3,634,838)
                                         -----------
Net unrealized appreciation...........   $17,588,676
                                         ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2005
                                                                -----------------
ASSETS:
Investment in securities, at value (Cost $66,239,839).......       $83,828,515
Cash........................................................            51,057
Dividends and interest receivable...........................           121,703
Prepaid expenses............................................            35,555
                                                                   -----------
     Total assets...........................................        84,036,830
                                                                   -----------
LIABILITIES:
Payable for shares redeemed.................................           273,170
Investment Adviser fees payable.............................            55,367
Administration and fund accounting fees payable.............             1,441
Chief Compliance Officer fees payable.......................            12,507
Transfer agent fees payable.................................             3,543
Accrued expenses payable....................................            58,810
                                                                   -----------
  Total Liabilities.........................................           404,838
                                                                   -----------
NET ASSETS, applicable to 586,077 shares of $1.00 par value
  stock, 2,000,000 shares authorized........................       $83,631,992
                                                                   ===========
NET ASSETS:
Capital.....................................................       $66,040,244
Accumulated net investment income...........................             3,072
Accumulated net realized losses from investment
  transactions..............................................                --
Unrealized appreciation from investments....................        17,588,676
                                                                   -----------
NET ASSETS..................................................       $83,631,992
                                                                   ===========
NET ASSET VALUE, offering and redemption price
  per share ($83,631,992/586,077 shares)....................       $    142.70
                                                                   ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                                                DECEMBER 31, 2005
                                                                -----------------
INVESTMENT INCOME:
  Dividends.................................................       $ 1,345,322
  Interest..................................................             8,267
                                                                   -----------
     Total investment income................................         1,353,589
                                                                   -----------
EXPENSES:
  Investment Adviser........................................           654,644
  Administrator, Fund Accounting and Transfer Agent.........            88,422
  Directors.................................................           177,250
  Transfer Agent account fees...............................            21,998
  Legal.....................................................           140,500
  Insurance.................................................            63,124
  Audit.....................................................            24,442
  Custodian.................................................            12,278
  Chief Compliance Officer fees.............................            37,700
  Miscellaneous.............................................            34,599
                                                                   -----------
     Total expenses.........................................         1,254,957
                                                                   -----------
     Net investment income..................................            98,632
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............         4,147,635
Change in unrealized appreciation/depreciation from
  investments...............................................        (6,698,044)
                                                                   -----------
Net realized/unrealized losses from investments.............        (2,550,409)
                                                                   -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $(2,451,777)
                                                                   ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                                DECEMBER 31, 2005      DECEMBER 31, 2004
                                                                -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................       $    98,632           $    466,069
  Net realized gains from investment transactions...........         4,147,635              4,544,546
  Change in unrealized appreciation/depreciation from
     investments............................................        (6,698,044)               (79,555)
                                                                   -----------           ------------
Change in net assets resulting from operations..............        (2,451,777)             4,931,060
                                                                   -----------           ------------
Distributions to shareholders:
  Net investment income.....................................           (95,581)              (466,047)
  Net realized gains from investment transactions...........        (4,147,636)            (4,544,546)
                                                                   -----------           ------------
Total distributions to shareholders.........................        (4,243,217)            (5,010,593)
                                                                   -----------           ------------
Capital Transactions:
  Change in net assets from capital share transactions (Note
     3).....................................................          (731,545)           (16,785,008)
                                                                   -----------           ------------
  Change in net assets......................................        (7,426,539)           (16,864,541)


NET ASSETS:
  Beginning of year.........................................        91,058,531            107,923,072
                                                                   -----------           ------------
  End of year...............................................       $83,631,992           $ 91,058,531
                                                                   ===========           ============
Accumulated net investment income...........................       $     3,072           $         22

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                              YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------
                                                           2005            2004          2003         2002          2001
                                                          -------         -------      --------      -------      --------
NET ASSET VALUE, beginning of year..................      $154.20         $155.03      $ 132.74      $162.97      $ 179.39
                                                          -------         -------      --------      -------      --------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................         0.16            0.80          0.20         0.31          0.27
  Net realized and unrealized gains (losses) from
    investments.....................................        (4.26)           7.20         22.97       (26.71)        (7.21)
                                                          -------         -------      --------      -------      --------
      Total from investment operations..............        (4.10)           8.00         23.17       (26.40)        (6.94)
                                                          -------         -------      --------      -------      --------

DISTRIBUTIONS:
  From net investment income........................        (0.16)          (0.80)        (0.20)       (0.31)        (0.27)
  From net realized losses on investments...........        (7.24)          (8.03)        (0.68)       (3.52)        (9.21)
  Return of capital.................................           --              --            --(1)        --            --(1)
                                                          -------         -------      --------      -------      --------
      Total distributions...........................        (7.40)          (8.83)        (0.88)       (3.83)        (9.48)
                                                          -------         -------      --------      -------      --------
Change in net asset value...........................       (11.50)          (0.83)        22.29       (30.23)       (16.42)
                                                          -------         -------      --------      -------      --------
NET ASSET VALUE, end of year........................      $142.70         $154.20      $ 155.03      $132.74      $ 162.97
                                                          =======         =======      ========      =======      ========
Total return........................................        (2.70)%          5.16%        17.48%      (16.19)%       (3.90)%
Ratio of net expenses to average net assets.........         1.44%           1.20%         1.32%        1.23%         1.24%
Ratio of net investment income to average net
  assets............................................         0.11%           0.46%         0.14%        0.20%         0.16%
Portfolio turnover rate.............................           23%             14%           22%          17%           21%
NET ASSETS, end of year (000's).....................      $83,632         $91,059      $107,923      $90,871      $107,324

--------------------------------------------------------------------------------

(1) Distributions per share were less than $0.005.

See Accompanying Notes to Financial Statements.
 10

--------------------------------------------------------------------------------

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

The Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

Under the Fund's organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on the NASDAQ National Market System are valued at the official closing price as reported by NASDAQ. Securities traded on national exchanges are valued at the last reported sale price thereof where the security is principally traded. In the case of over-the-counter securities, securities are valued at the mean between closing bid and asked prices as of 4:00 p.m. Eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the discretion of the Board of Directors.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The discount and premium on securities purchased are amortized over the life of the respective security. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

D--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005

NOTE 2--RELATED PARTIES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is majority owned by Rodger D. Shay, the Vice President and Assistant Secretary of the Fund, and Rodger D. Shay Jr., the President of the Investment Adviser and Shay Financial Services, Inc.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, Directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the year ended December 31, 2005.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services. BISYS Fund Services Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Fund as fund accountant, administrator and transfer agent (the "Fund Accountant", "Administrator", and the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Fund Accountant, Administrator and Transfer Agent a fee computed daily at an annual rate of 0.10% of the Fund's average daily net assets up to $200 million, 0.075% of the Fund's average daily net assets from $200 million to $400 million, 0.05% of the Fund's average daily net assets from $400 million to $600 million, and 0.03% of the Fund's average daily net assets in excess of $600 million, plus out-of-pocket expenses subject to an annual minimum fee of $80,400.

NOTE 3--CAPITAL STOCK

At December 31, 2005, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2005 and 2004, respectively, were as follows:

                                                              SHARES                     AMOUNT
                                                        -------------------    ---------------------------
                                                         2005        2004         2005            2004
                                                        -------    --------    -----------    ------------
Shares sold.........................................      1,999       1,433    $   300,000    $    225,000
Shares issued in reinvestment of dividends..........     22,417      24,971      3,234,016       3,854,467
                                                        -------    --------    -----------    ------------
                                                         24,416      26,404      3,534,016       4,079,467
Shares redeemed.....................................    (28,878)   (132,000)    (4,265,561)    (20,864,475)
                                                        -------    --------    -----------    ------------
Net decrease........................................     (4,462)   (105,596)   $  (731,545)   $(16,785,008)
                                                        =======    ========    ===========    ============

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 2005, were $19,534,743 and $23,855,844 respectively.

--------------------------------------------------------------------------------
 12

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005

NOTE 5--FEDERAL INCOME TAX INFORMATION

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax characteristics of distributions paid to shareholders during the fiscal years ended December 31, 2005 and 2004 were as follows:

                                                                 DISTRIBUTIONS PAID FROM
                                            ------------------------------------------------------------------
                                                                                                     TOTAL
                                            ORDINARY    NET LONG    TOTAL TAXABLE   TAX RETURN   DISTRIBUTIONS
                                             INCOME    TERM GAINS   DISTRIBUTIONS   OF CAPITAL       PAID
                                            --------   ----------   -------------   ----------   -------------
2005......................................  $216,412   $4,026,805    $4,243,217        $--        $4,243,217
2004......................................  $601,844   $4,408,749    $5,010,593        $--        $5,010,593

As of December 31, 2005 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                    UNDISTRIBUTED                                   ACCUMULATED      UNREALIZED           TOTAL
 UNDISTRIBUTED    LONG TERM CAPITAL   ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/       ACCUMULATED
ORDINARY INCOME    GAINS/(LOSSES)      EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)   EARNINGS/(DEFICIT)
---------------   -----------------   -----------   -------------   ------------   --------------   ------------------
3,07$2.....              --               --             --              --         $17,588,676        $17,591,748

NOTE 6--ADDITIONAL INFORMATION (UNAUDITED)

A--Federal Income Tax Information--For the taxable year ended December 31, 2005, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2005, the dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Act of 2003. The Fund intends to designate 100% of its net investment income distributions as taxed at a rate of 15%. Complete information concerning the Fund's 2005 dividend distributions will be reported in conjunction with the 2005 Form 1099-DIV.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005

B--Security Allocation--The Fund invested, as a percentage of net assets, in the following industries as of the year ended December 31, 2005:

                                                               PERCENTAGE OF
INDUSTRY                                                        NET ASSETS
--------                                                       -------------
Computer Software & Services...............................        9.60%
Beverages, Non-Alcoholic...................................        7.10%
Pharmaceuticals............................................        6.10%
Financial Services.........................................        9.20%
Diversified Manufacturing..................................        7.90%
Building Products..........................................        3.90%
Distributor--Consumer Products.............................        3.00%
Insurance..................................................        8.30%
Retail.....................................................        4.50%
Beverages..................................................        3.10%
Health Care................................................        4.30%
Advertising................................................        3.60%
Automotive.................................................        3.10%
Consumer Non-Durable.......................................        4.50%
Food Processing............................................        2.80%
Publishing.................................................        2.90%
Oil & Gas..................................................        4.00%
Computer Hardware..........................................        6.10%
Transportation & Shipping..................................        3.30%
                                                                   -----
Total Percentage of Net Assets.............................       97.30%
                                                                   =====

C--Expense Comparison--As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6-month period from July 1, 2005 through December 31, 2005.

Actual Expenses--The table following provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------
ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2005

              ACTUAL EXPENSES                   BEGINNING        ENDING         EXPENSES PAID       EXPENSE RATIO
                   FROM                       ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD**
               ONGOING COSTS                     7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
              ---------------                 -------------   -------------   -----------------   -----------------
Fund.......................................     $1,000.00       $1,017.44           $7.83               1.54%

 *Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**Annualized.

Hypothetical Example for Comparison Purposes--The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. The Fund does not charge any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

               HYPOTHETICAL                     BEGINNING        ENDING         EXPENSES PAID       EXPENSE RATIO
                EXAMPLE FOR                   ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*      DURING PERIOD**
            COMPARISON PURPOSES                  7/1/05         12/31/05      7/1/05 - 12/31/05   7/1/05 - 12/31/05
            -------------------               -------------   -------------   -----------------   -----------------
Fund.......................................     $1,000.00       $1,017.50           $7.83               1.54%

 *Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**Annualized.

C--Other Information--A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

A complete schedule of the Fund's portfolio holdings for the first and third fiscal quarters of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Asset Management Fund Large Cap Equity Institutional Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year ended December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 4, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Management Fund Large Cap Equity Institutional Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Columbus, Ohio
February 10, 2006

ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

 DIRECTORS AND OFFICERS OF ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL
                                   FUND, INC.

The table below sets forth certain information about each of the Fund's Directors, as well as its officers.

INTERESTED DIRECTORS

                                                                                                       NUMBER OF
                                 POSITION(S)                                                           PORTFOLIOS
                                 HELD AND                                                              IN FUND      OTHER
                                 LENGTH OF         EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX      DIRECTORSHIPS(1)
NAME, ADDRESS AND AGE            SERVICE           OF TERM      5 YEARS                                OVERSEEN     HELD
---------------------            ---------------   ----------   -------------------------------------  ----------   ----------------
RALPH F. BROUTY(2)               Director since      2006       Former Chairman of the Board and         1                None
P.O. Box 197                     1991                           Chief Executive Officer, Watertown
112 W. Grove Street                                             Savings Bank.
Dexter, NY 13634
Age: 76
JOSEPH R. FICALORA*(2)           President since     2006       President and Chief Executive Officer    1           RSI Retirement
615 Merrick Avenue               2004                           and a director of New York Community                     Trust
Westbury, NY 11590               Director since      2007       Bancorp Inc., and President of Queens
Age: 59                          2004                           County Savings Bank, one of its
                                                                operating divisions.
WILLIAM C. McGARRY(2)            Director since      2007       President and Chief Executive Officer    1                None
71-02 Forest Avenue              2005                           since January 1, 2004, and President
Ridgewood, NY 11385                                             and Chief Operating Officer (January
Age: 54                                                         1, 2001 -- December 31, 2003) of
                                                                Ridgewood Savings Bank.
WILLIAM A. MCKENNA, Jr.(2)       Director since      2006       Chairman Emeritus and formerly,          7          Asset Management
71-02 Forest Avenue              1989                           Chairman of the Board and Chief                        Fund, RSI
Ridgewood, NY 11385                                             Executive Officer of Ridgewood                      Retirement Trust
Age: 69                                                         Savings Bank.
NON-INTERESTED DIRECTORS
DANIEL J. DEVINE                 Director since      2006       President and Chief Executive            1                None
300 Broadway                     2005                           Officer, Rondout Savings Bank.
Kingston, NY 12401
Age: 59
CHRIS C. GAGAS                   Director since      2007       Chairman of the Board, PathFinder        1                None
214 West First Street            1986                           Bancorp, Inc. and its wholly-owned
Oswego, NY 13126                                                subsidiaries, PathFinder Bank and
Age: 74                                                         PathFinder Commercial Bank.
MICHAEL J. HEGARTY               Director since      2006       Former President and Chief Executive     1              Flushing
2 Central Drive                  2005                           Officer, Flushing Financial                            Financial
Glen Head, NY 11545                                             Corporation.                                        Corporation; EDO
Age: 66                                                                                                               Corporation

-----------------------------------------------------------------------------------------------------------------------------------
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
(2) This director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an executive officer, trustee or director of a bank owning 5% or more of the shares of the Fund.
*   This director is an "interested person under the Investment Company Act of 1940 because he is an officer of the Fund."

                                                                                                       NUMBER OF
                                 POSITION(S)                                                           PORTFOLIOS
                                 HELD AND                                                              IN FUND      OTHER
                                 LENGTH OF         EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX      DIRECTORSHIPS(1)
NAME, ADDRESS AND AGE            SERVICE           OF TERM      5 YEARS                                OVERSEEN     HELD
---------------------            ---------------   ----------   -------------------------------------  ----------   ----------------
MICHAEL R. KALLET                Director since      2008       President and Chief Executive Officer    1                None
182 Main Street                  1990                           of Oneida Financial Corp. and its
Oneida, NY 13421                                                wholly- owned subsidiary, Oneida
Age: 55                                                         Savings Bank.
ROBERT E. KERNAN, Jr.            Director since      2008       Chairman of the Board, President and     1                None
19 Cayuga Street                 1992                           Chief Executive Officer, The Seneca
Seneca Falls, NY 13148                                          Falls Savings Bank.
Age: 63
CLIFFORD M. MILLER               Director since      2008       Chairman of the Board, President and     1                None
180 Schwenk Drive                1999                           Chief Executive Officer, Ulster
Kingston, NY 12401                                              Savings Bank.
Age: 63
VINCENT F. PALAGIANO             Director since      2006       Chairman of the Board and Chief          1                None
209 Havemeyer Street             1996                           Executive Officer, The Dime Savings
Brooklyn, NY 11211                                              Bank of Williamsburgh; Chairman of
Age: 65                                                         the Board and Chief Executive Officer
                                                                of Dime Community Bancshares, Inc.
MICHAEL J. POLLOCK               Director since      2007       President and Chief Executive Officer    1                None
75 South First Street            2005                           of Fulton Savings Bank.
Fulton, NY 13069
Age: 51
JOHN M. SCARCHILLI               Director since      2008       President and Chief Executive Officer    1           RSI Retirement
21 Second Street                 2005                           of Pioneer Savings Bank and, since                       Trust
Troy, NY 12180                                                  November 2004, President and Chief
Age: 54                                                         Executive Officer of its wholly-owned
                                                                subsidiary, Pioneer Commercial Bank.
CHARLES M. SPROCK                Director since      2007       Chairman of the Board, President and     1                None
100 West Dominick Street         1986                           Chief Executive Officer, The Rome
Rome, NY 13440                                                  Savings Bank and its holding company,
Age: 66                                                         Rome Bancorp, Inc.

The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling 800-527-3713.

-----------------------------------------------------------------------------------------------------------------------------------
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

                                                                                                       NUMBER OF
                                 POSITION(S)                                                           PORTFOLIOS
                                 HELD AND                                                              IN FUND      OTHER
                                 LENGTH OF         EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX      DIRECTORSHIPS(1)
NAME, ADDRESS AND AGE            SERVICE           OF TERM      5 YEARS                                OVERSEEN     HELD
---------------------            ---------------   ----------   -------------------------------------  ----------   ----------------
OTHER OFFICERS
RODGER D. SHAY                   Vice President      2006       Chairman and Director of Shay            7          Asset Management
1000 Brickell Avenue             and Assistant                  Investment Services, Inc. and Shay                   Fund, Horizon
5th Floor                        Secretary since                Financial Services, Inc. since 1997;                   Bank, FSB
Miami, FL 33131                  1995                           Director of Shay Assets Management,
Age: 69                                                         Inc. since 1997.
EDWARD E. SAMMONS, Jr.           Vice President      2006       Chairman of Shay Assets Management,     N/A               None
230 West Monroe Street           since 1995,                    Inc. since 2005. President of Shay
Suite 2810                       Secretary since                Assets Management, Inc. from 1997 to
Chicago, IL 60606                1995                           2005.
Age: 66
JOHN J. McCABE                   Vice President      2006       Senior Vice President of Shay Assets    N/A               None
655 Third Avenue                 since 1995                     Management, Inc.
Suite 816
New York, NY 10017
Age: 62
MARK F. TRAUTMAN                 Vice President      2006       Vice President of Shay Assets           N/A               None
655 Third Avenue                 since 1995                     Management, Inc., Portfolio Manager
Suite 816                                                       of the Fund. Mr. Trautman also serves
New York, NY 10017                                              as a Vice President and Portfolio
Age: 39                                                         Manager for the John Hancock Large
                                                                Cap Select Fund.
TRENT M. STATCZAR                Treasurer since     2006       Financial Services Vice President,      N/A               None
3435 Stelzer Road                2002                           BISYS since May 2004; Financial
Suite 1000                                                      Services Director, September 2000
Columbus, OH 43219                                              through May 2004.
Age: 34

-----------------------------------------------------------------------------------------------------------------------------------
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

                                                                                                       NUMBER OF
                                 POSITION(S)                                                           PORTFOLIOS
                                 HELD AND                                                              IN FUND      OTHER
                                 LENGTH OF         EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST    COMPLEX      DIRECTORSHIPS(1)
NAME, ADDRESS AND AGE            SERVICE           OF TERM      5 YEARS                                OVERSEEN     HELD
---------------------            ---------------   ----------   -------------------------------------  ----------   ----------------
FREDERICK J. SCHMIDT             Chief               2006       Senior Vice President and Chief         N/A               None
BISYS Fund Services              Compliance                     Compliance Officer, CCO Services of
585 Stuart Avenue                Officer since                  BISYS Fund Services Ohio, Inc. since
Garden City, NY 11530            2004                           2004; Chief Compliance Officer of
Age: 46                                                         four other investment companies or
                                                                fund complexes for which CCO Services
                                                                of BISYS Fund Services Ohio Inc.
                                                                provides compliance services since
                                                                June 2004; President, FJS Associates
                                                                (regulatory consulting firm) from
                                                                2002 to 2004; Vice President, Credit
                                                                Agricole Asset Management, U.S. from
                                                                1987 to 2002.
DANIEL K. ELLENWOOD              Anti-Money          2006       Chief Compliance Officer (since         N/A               None
230 West Monroe Street           Laundering                     2004), Operations Manager (since
Suite 2810                       Compliance                     2003) and Compliance Officer (since
Chicago, IL 60606                Officer since                  1997) of Shay Assets Management, Inc.
Age: 35                          2003                           and Compliance Analyst (since 1996)
                                                                of Shay Financial Services, Inc.
ALAINA V. METZ                   Assistant           2006       Chief Administrative Officer of the     N/A               None
3435 Stelzer Road                Secretary since                Blue Sky Compliance Department at
Suite 1000                       1999, Assistant                BISYS Fund Services, Inc.
Columbus, OH 43219               Treasurer since
Age: 38                          2002

-----------------------------------------------------------------------------------------------------------------------------------
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

                                     Notes

                                     Notes

                                     Notes

INVESTMENT ADVISER
Shay Assets Management, Inc.
655 Third Avenue, Suite 816
New York, New York 10017

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

This report is submitted for the general information of shareholders of the AMF Large Cap Equity Institutional
Fund, Inc., but may also be used as sales literature when preceded or accompanied by the current prospectus.
An investor should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund's prospectus. To obtain a prospectus, please call 1-800-527-3713. Please read the prospectus carefully before investing.

Asset Management Fund
Large Cap
Equity
Institutional Fund, Inc.

Annual Report
To Shareholders
December 31, 2005
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ITEM 2. CODE OF ETHICS.

      (a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

      (b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

      3(a)(2) The audit committee financial expert is Robert E. Kernan, Jr., who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      4(a)   AUDIT FEES

      2004    AUDIT    ERNST & YOUNG LLP          $17,700
      2005    AUDIT    ERNST & YOUNG LLP          $18,500

      4(b)  AUDIT- RELATED FEES

      2004          $0
      2005          $0
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4(c)  TAX FEES

      2004    TAX AUDIT & RETURNS    ERNST & YOUNG LLP          $3,700
      2005    TAX AUDIT & RETURNS    ERNST & YOUNG LLP          $4,000

      4(d)  ALL OTHER FEES

      2004          NONE
      2005          NONE

4(e)(1) DISCLOSE THE AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURE DESCRIBED IN PARAGRAPH (C ) (7) OF RULE 2-01 OF REGULATION S-X

      PRE-APPROVAL:

      (A)   AUDIT SERVICES

      BEFORE AN AUDITOR IS ENGAGED BY THE FUNDS TO RENDER AUDIT SERVICES, THE COMMITTEE SHALL REVIEW AND APPROVE THE ENGAGEMENT. (SEE ALSO "DELEGATION" BELOW.)

      (B)   PERMISSIBLE NON-AUDIT SERVICES

      THE COMMITTEE SHALL REVIEW AND APPROVE IN ADVANCE ANY PROPOSAL (EXCEPT AS SET FORTH IN (1) THROUGH (3) BELOW) THAT THE FUNDS EMPLOY THEIR AUDITOR TO RENDER "PERMISSIBLE NON-AUDIT SERVICES" TO THE FUNDS. (A "PERMISSIBLE NON-AUDIT SERVICE" IS DEFINED AS A NON-AUDIT SERVICE THAT IS NOT PROHIBITED BY RULE 2-01(C)(4) OF REGULATION S-X1 OR OTHER APPLICABLE LAW OR REGULATION.) THE COMMITTEE SHALL ALSO REVIEW AND APPROVE IN ADVANCE ANY PROPOSAL (EXCEPT AS SET FORTH IN (1) THROUGH (3) BELOW) THAT THE ADVISER, AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER THAT PROVIDES ONGOING SERVICES TO THE FUNDS (AN "ADVISER-AFFILIATED SERVICE PROVIDER"), EMPLOY THE FUNDS' AUDITOR TO RENDER NON-AUDIT SERVICES, IF SUCH ENGAGEMENT WOULD RELATE DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUNDS. AS A PART OF ITS REVIEW, THE COMMITTEE SHALL CONSIDER WHETHER THE PROVISION OF SUCH SERVICES IS CONSISTENT WITH THE AUDITOR'S INDEPENDENCE. (SEE ALSO "DELEGATION" BELOW.)

      PRE-APPROVAL BY THE COMMITTEE OF NON-AUDIT SERVICES IS NOT REQUIRED SO LONG AS:

            (1) (A) WITH RESPECT TO THE FUNDS, THE AGGREGATE AMOUNT OF ALL SUCH PERMISSIBLE NON-AUDIT SERVICES PROVIDED TO THE FUNDS CONSTITUTES NO MORE THAN 5% OF THE TOTAL AMOUNT OF REVENUES PAID TO THE AUDITOR BY THE FUNDS DURING THE FISCAL YEAR IN WHICH THE SERVICES ARE PROVIDED;

                  (B) WITH RESPECT TO THE ADVISER AND ANY ADVISER-AFFILIATED SERVICE PROVIDER, THE AGGREGATE AMOUNT OF ALL SUCH NON-AUDIT SERVICES PROVIDED CONSTITUTES NO MORE THAN 5% OF THE TOTAL AMOUNT OF REVENUES (OF THE TYPE THAT WOULD HAVE TO BE PRE-APPROVED BY THE COMMITTEE) PAID TO THE AUDITOR BY THE FUNDS, THE ADVISER AND ANY ADVISER-AFFILIATED SERVICE PROVIDER DURING THE FISCAL YEAR IN WHICH THE SERVICES ARE PROVIDED;

            (2) SUCH SERVICES WERE NOT RECOGNIZED BY THE FUNDS AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; AND

            (3) SUCH SERVICES ARE PROMPTLY BROUGHT TO THE ATTENTION OF THE COMMITTEE AND APPROVED PRIOR TO THE COMPLETION OF THE AUDIT BY THE COMMITTEE OR ITS DELEGATE(S) (AS DEFINED BELOW).

      (C)   DELEGATION

            THE COMMITTEE MAY DELEGATE TO ONE OR MORE OF ITS MEMBERS ("DELEGATES") AUTHORITY TO PRE-APPROVE THE AUDITOR'S PROVISION OF AUDIT SERVICES OR PERMISSIBLE NON-AUDIT SERVICES TO THE FUND, OR THE PROVISION OF NON-AUDIT SERVICES TO THE ADVISER OR ANY ADVISER-AFFILIATED SERVICE PROVIDER. ANY PRE-APPROVAL DETERMINATION MADE BY A DELEGATE SHALL BE PRESENTED TO THE FULL COMMITTEE AT ITS NEXT MEETING. THE COMMITTEE SHALL COMMUNICATE ANY PRE-APPROVAL MADE BY IT OR A DELEGATE TO THE FUND ADMINISTRATOR/FUND ACCOUNTING AGENT,

            WHO WILL ENSURE THAT THE APPROPRIATE DISCLOSURE IS MADE IN THE FUNDS' PERIODIC REPORTS AND OTHER DOCUMENTS AS REQUIRED UNDER THE FEDERAL SECURITIES LAWS.

4(e)(2)  0%

4(f) 0% AUDIT WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPLE ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.

4(g) AGGREGATE NON-AUDIT FEES

        2004   TOTAL   $58,586
        2005   TOTAL   $67,500

4(h) THERE WERE NO NON-AUDIT SERVICES BILLED.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AMF Large Cap Equity Institutional Fund, Inc.

By (Signature and Title)*  /s/ Trent Statczar
                           -------------------------
                           TRENT STATCZAR, TREASURER

Date March 9, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Trent Statczar
                           -------------------------
                           TRENT STATCZAR, TREASURER

Date March 9, 2006

By (Signature and Title)*  /s/ Joseph R. Ficalora
                           -----------------------------
                           JOSEPH R. FICALORA, PRESIDENT

Date March 6, 2006

* Print the name and title of each signing officer under his or her signature.